UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2005

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Oakmont Lane
Westmont, Illinois 60559

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code):  (630) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                 Entry Into a Material Definitive Agreement.

Waiver and Third Amendment to Amended and Restated Receivables Sale Agreement

Effective July 1, 2005, SIRVA, Inc. (“SIRVA”), through its wholly owned, special purpose subsidiary SIRVA Relocation Credit, LLC (“SRC”), and its subsidiaries SIRVA Relocation LLC (“SIRVA Relocation”) and Executive Relocation Corporation (“Executive Relocation”), entered into a waiver and third amendment dated as of June 30, 2005 (the “Third Amendment”) to the Amended and Restated Receivables Sale Agreement (the “Sale Agreement”), as amended by the Waiver and First Amendment (the “First Amendment”) dated as of March 31, 2005, and the Second Amendment (the “Second Amendment”) dated as of May 31, 2005, with General Electric Capital Corporation (“GECC”), The CIT Group/Business Credit, Inc. (“CIT”) and LaSalle Bank National Association (“LaSalle”) as Purchasers, and LaSalle as Agent.  Capitalized terms not defined in this Current Report have the meanings ascribed to them in the Sale Agreement, the First Amendment, the Second Amendment or the Third Amendment, as appropriate.  The receivables are comprised of relocating employee receivables and employer receivables arising under certain relocation services agreements, including all related assets with respect thereto.  As previously disclosed, an affiliate of LaSalle sold all of the issued and outstanding stock of Executive Relocation to a subsidiary of SIRVA in December 2004.  Affiliates of LaSalle and GECC are lenders on SIRVA’s credit agreement, and may continue in the future to provide funding to SIRVA and its affiliates.

Under the Sale Agreement, SRC sells undivided percentage interests in a receivables portfolio on a non-recourse basis to LaSalle, CIT and GECC, which are unaffiliated third parties.  The initial payment for the interests in the receivables pool is discounted and the balance only paid if and when the receivables are collected.  Since SRC is entitled to payment from the collected balances, it retains an interest in the unfunded portion of the sold receivables and it also retains an interest in the amount of any receivables that are not eligible under the terms of the Sale Agreement.  SIRVA Relocation and Executive Relocation are involved in the receivables collection process.

Among other things, the Third Amendment changes the definition of “Applicable Base Margin” to mean:

Period	Prime Rate	Eurodollar Rate

(i) Following First Amendment to but excluding date of Third Amendment	1.25%	2.25%

(ii) From and including Third Amendment to and including 9/30/2005	1.50%	2.50%

At any time after September 30, 2005, the Applicable Margin shall be the percentage set forth below opposite the Consolidated Leverage Ratio most recently reported by SIRVA and its subsidiaries under the Credit Agreement (as defined below); provided that if and for so long as such Consolidated Leverage Ratio has not been so reported, the Applicable Base Margin shall be as set forth in (i) above.

Consolidated Leverage Ratio	Prime Rate	Eurodollar Rate

Greater than or equal to 2.75	1.25%	2.25%

Greater than or equal to 1.75 and less than 2.75	1.00%	2.00%

Less than 1.75	0.75%	1.75%

The Third Amendment also revised the definition of “Specified Adjustments” and extended, until September 30, 2005, the deadline for SIRVA to deliver audited financial statements for the year ended December 31, 2004; unaudited financial statements for the quarterly period ended March 31, 2005; and unaudited financial statements for the quarterly period ended June 30, 2005 (collectively, the “Financial Statements”).  Under the Third Amendment, the Agent and the Purchasers consented to the Third Amendment to the Credit Agreement, as described below, but have not waived any rights or remedies they may have with respect to the matters, except as set forth in Section 3(a)(iii) of the Third Amendment, that are the subject of SIRVA’s previously-disclosed Audit Committee review and formal investigation by the Securities and Exchange Commission, or any related matters.

In the Third Amendment, SRC, SIRVA Relocation and Executive Relocation restate and reaffirm the truth and correctness of previous representations and warranties included in the Receivables Sale Agreement, the Purchase Agreement, the First Amendment and the Second Amendment, the enforceability of the Third Amendment, and the lack of any Potential Termination Event that will not be cured by the Third Amendment becoming effective.  SIRVA Relocation paid an amendment fee to the Agent (for the account of LaSalle and GECC, proportionately according to their Commitment Percentages) of $10,000 in connection with the Third Amendment.

The description of the Third Amendment set forth above is qualified in its entirety by reference to the actual terms of the amendment, which is attached hereto as EXHIBIT 99.1 and is incorporated herein by this reference.

Third Amendment to Credit Agreement

SIRVA, through its subsidiary SIRVA Worldwide, Inc. (“SIRVA Worldwide”), entered into a third amendment, dated June 29, 2005 and effective July 1, 2005 (the “Third Amendment to Credit Agreement”) to the credit agreement, dated as of December 1, 2003, as amended (the “Credit Agreement”), among SIRVA Worldwide, the foreign subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents parties thereto.  The lenders include affiliates of LaSalle and GECC, which are “purchasers” under SIRVA’s receivables securitization facility.

Among other things, the Third Amendment to Credit Agreement increased the applicable margin by 0.50% per annum from and after the Third Amendment Effective Date until September 30, 2005.  The

Third Amendment to Credit Agreement also extends, until September 30, 2005, the deadline for SIRVA to deliver the Financial Statements (as defined above).  In connection with the execution and delivery of the Third Amendment to Credit Agreement, SIRVA Worldwide paid the lenders an amendment fee in an amount equal to 0.125% of the sum of each such lender’s Revolving Credit Commitment and Terms Loans outstanding as of June 29, 2005.

The description of the Third Amendment to Credit Agreement set forth above is qualified in its entirety by reference to the actual terms of the amendment, which is attached hereto as EXHIBIT 99.2 and is incorporated herein by this reference.

Item 2.03                               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under the heading “Waiver and Third Amendment to Amended and Restated Receivables Sale Agreement” in Item 1.01 above is hereby incorporated in this Item 2.03 by this reference.

Item 9.01          Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired.

Not applicable.

(b)       Pro Forma Financial Information.

Not applicable.

(c)                      Exhibits.

Exhibit Number	Description
99.1

Waiver and Third Amendment to Amended and Restated Receivables Sale Agreement, dated as of June 30, 2005, among SIRVA Relocation Credit, LLC; SIRVA Relocation LLC; Executive Relocation Corporation; General Electric Capital Corporation; The CIT Group/Business Credit, Inc.; and LaSalle Bank National Association.

99.2

Third Amendment, dated as of June 29, 2005, to the Credit Agreement, dated as of December 1, 2003, as amended, among SIRVA Worldwide, the foreign subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: July 1, 2005
	By:	/s/ RALPH A. FORD
	Name:	Ralph A. Ford
	Title:	Senior Vice President, General Counsel & Secretary